Fair Value and Fair Value Hierarchy of Financial Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Disclosure of financial liabilities [abstract]
Fair value and fair value hierarchy of financial instruments	FAIR VALUE AND FAIR VALUE HIERARCHY OF FINANCIAL INSTRUMENTS
The carrying values of cash and cash equivalents, restricted cash and cash equivalents, trade and other receivables and trade and other payables approximate their fair values at each balance sheet date.
The estimated fair value of the Group’s Senior Notes as at June 30, 2020 was approximately US$7.49 billion (as at December 31, 2019: US$5.53 billion), which was based on level 2 inputs (quoted prices in markets that are not active) (as at December 31, 2019: same).
In August 2018, the Company entered into interest rate swap agreements (the “IR Swaps”), which qualified and were designated as fair value hedges, swapping fixed-rate for variable-rate interest to hedge changes in the fair value of interest payments of Senior Notes issued in August 2018. These IR Swaps have a total notional value of US$5.50 billion and expire in August 2020. The total fair value of the IR Swaps as at June 30, 2020 was US$73 million (as at December 31, 2019: US$82 million). In the accompanying consolidated balance sheet, US$13 million (as at December 31, 2019: US$35 million) was recorded as an asset in “Other assets, net” current with an equal corresponding adjustment recorded against the carrying value of the related Senior Notes issued in August 2018, which adjustment represents the fair value of the additional interest income expected to be received subsequent to June 30, 2020, for the remaining term of the IR Swaps. The remaining US$60 million (as at December 31, 2019: US$47 million) was recorded as a receivable in “Trade and other receivables, net” current. The fair value of the IR Swaps was estimated using level 2 inputs obtained directly from the contractual counterparties and the final rate set was completed in May 2020 and no uncertainty in the outcome of the derivatives remains. As at December 31, 2019, the fair value of the IR Swaps was estimated using level 2 inputs from recently reported market forecasts of interest rates. Gains and losses due to changes in fair value of the IR Swaps completely offset changes in the fair value of the hedged portion of the underlying debt. Additionally, for the six months ended June 30, 2020, the Company recorded a US$40 million (six months ended June 30, 2019: US$5 million) reduction to interest expense related to the realized amount associated with the IR Swaps.
FINANCIAL INSTRUMENTS BY CATEGORY

		December 31,
		2018	2019
	Note	(US$ in millions)
Financial Assets
Amortized cost:
Trade and other receivables, net	18	$427	$456
Restricted cash and cash equivalents		13	15
Cash and cash equivalents	19	2,676	2,471
Deposits		3	3
		3,119	2,945
FVTPL:
Derivative financial instruments	24	15	34
Total		$3,134	$2,979

		December 31,
		2018	2019
	Note	(US$ in millions)
Financial Liabilities
Amortized cost:
Trade and other payables	22	$1,635	$1,459
Borrowings	23	5,562	5,608
Total		$7,197	$7,067